                                         SCHEDULE 14A
                            INFORMATION REQUIRED IN PROXY STATEMENT
                                   SCHEDULE 14A INFORMATION

                       PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                               SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

             RYMAC MORTGAGE INVESTMENT CORPORATION
           (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
[x] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
    6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
    and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

RYMAC MORTGAGE INVESTMENT CORPORATION

100 North Fourth Street
Suite 813
P.O. Box 250
Steubenville, Ohio  43952
(800) 666-6960
                                                  April 18, 1996

To Our Stockholders:

       You are cordially invited to attend the 1996 Annual Meeting of Stockholders of RYMAC Mortgage Investment Corporation to be held at the Airport Holiday Inn, 1406 Beers School Road, Coraopolis,
Pennsylvania 15108 on May 29, 1996, at 10:00 a.m., Eastern Daylight time.

       The formal notice of the meeting and a proxy statement describing the matters to be acted upon at the meeting follow.
Stockholders are also entitled to vote on any other matter which properly comes before the meeting.

       While many of our stockholders may exercise their right to vote their shares in person, we recognize that many stockholders may not be able to attend the meeting. Accordingly, we have enclosed a proxy which will enable you to vote your shares on the issues to be considered at the meeting even if you are unable to attend. All that is necessary is to mark the proxy to indicate your vote, date and sign the proxy, and return it in the enclosed postage-paid envelope as soon as conveniently possible but, in any event, early enough to ensure receipt prior to the meeting. If you desire to vote in accordance with management's recommendations, you need not mark your votes on the proxy but need only sign, date and return it in the enclosed postage-paid envelope in order to record your vote.

       STOCKHOLDERS CAN HELP MANAGEMENT AVOID UNNECESSARY EXPENSE AND DELAYS BY IMMEDIATELY RETURNING THE ENCLOSED PROXY CARD. IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM OR NOMINEE, ONLY
THEY CAN EXECUTE A PROXY ON YOUR BEHALF.  TO ENSURE THAT YOUR
SHARES ARE VOTED, WE URGE YOU TO TELEPHONE THE INDIVIDUAL
RESPONSIBLE FOR YOUR ACCOUNT TODAY AND OBTAIN INSTRUCTIONS ON HOW
TO DIRECT HIM OR HER TO EXECUTE A PROXY.  THE BUSINESS OF THE
MEETING IS IMPORTANT TO THE COMPANY AND CANNOT BE TRANSACTED UNLESS
A MAJORITY OF THE OUTSTANDING SHARES ARE REPRESENTED.

       PLEASE FILL IN, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

Sincerely,


Richard R. Conte
Chairman of the Board

                             RYMAC MORTGAGE INVESTMENT CORPORATION
                                    100 North Fourth Street
                                           Suite 813
                                         P.O. Box 250
                                   Steubenville, Ohio  43952
                                        (800) 666-6960
                                     ---------------------
                           NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                        May 29, 1996
                                     ---------------------

To Our Stockholders:

       Notice is hereby given that the 1996 annual meeting of stockholders of RYMAC Mortgage Investment Corporation (the
"Company") will be held on May 29, 1996 at 10:00 a.m., Eastern
Daylight time, at the Airport Holiday Inn, 1406 Beers School Road, Coraopolis, Pennsylvania 15108, for the following purposes:

       (1) to elect seven (7) directors to comprise the Company's Board of Directors, each to serve a one-year term expiring at the 1997 annual meeting of stockholders of the Company;

       (2) to ratify the appointment of the firm of Ernst & Young LLP as auditors for the Company for the year ending December 31, 1996; and

       (3) to consider and act upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

The foregoing matters are described in more detail in the proxy statement which is attached hereto and made a part hereof.

       Only stockholders of record at the close of business on April 17, 1996, the record date, will be entitled to receive notice of and to vote at the meeting.

       Management desires to have maximum representation at the meeting and respectfully requests that you date, execute and promptly mail the enclosed proxy in the postage-paid envelope provided. A proxy may be revoked by a stockholder by notice in writing to the Secretary of the Company at any time prior to its use, by presentation of a later dated proxy, or by attending the meeting and voting in person.

                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           Myrna J. Lea
                                           Secretary
Dated:  April 18, 1996

                             RYMAC MORTGAGE INVESTMENT CORPORATION
                                    100 North Fourth Street
                                           Suite 813
                                         P.O. Box 250
                                   Steubenville, Ohio  43952
                                        (800) 666-6960
                                     ---------------------
                                        PROXY STATEMENT
                                ANNUAL MEETING OF STOCKHOLDERS
                                         May 29, 1996
                                     ---------------------

To Our Stockholders:

       This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation on behalf of the Board of Directors (the "Board of Directors") of RYMAC Mortgage Investment Corporation (the "Company") of proxies to be used and voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Airport Holiday Inn, 1406 Beers School Road, Coraopolis, Pennsylvania 15108 on May 29, 1996 at 10:00 a.m., Eastern Daylight time, and at any adjournment thereof. The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting of Stockholders are first being provided to stockholders on or about April 18, 1996.

                                      GENERAL INFORMATION

Solicitation

       The enclosed proxy is solicited by the Board of Directors. In addition to the use of the mails, proxies may be solicited, personally or by telephone or telegraph, by directors and officers of the Company, who will not receive additional compensation therefor. Additionally, the Company's stock transfer agent, American Stock Transfer & Trust Co., New York, New York will conduct proxy solicitations on the Company's behalf and receive reimbursement for reasonable out-of-pocket expenses. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of proxy solicitation material to certain beneficial owners of the Company's common stock, par value $.01 per share (the "Common Stock"), and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. The expenses of the proxy solicitation will be paid by the Company.

Voting Rights and Votes Required

       Holders of shares of the Common Stock at the close of business on April 17, 1996 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. On the Record Date, 5,210,600 shares of Common Stock were outstanding. Each share of Common Stock outstanding on the Record Date is entitled to one vote on all matters presented at the Meeting. The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast constitutes a quorum for the transaction of business at the Meeting, and no business (other than adjournment of the Meeting) can be conducted unless a quorum is present in person or by proxy.

       Abstentions will be counted as shares present in determining the presence of a quorum for a particular matter but will not be counted as votes cast in determining the approval of any matter by the stockholders. If a broker or other record holder or nominee indicates on a proxy that it does not have authority to vote certain shares on a particular matter or does not return proxies for certain shares, those shares will not be counted as either present for purposes of determining a quorum or as votes cast in determining the approval of any matter by the stockholders.

       In the election of directors (Proposal No.1), the seven (7) nominees who receive a majority of votes cast by stockholders of record on the Record Date and present at the Meeting, in person or by proxy, will be elected to serve on the Board of Directors. Cumulative voting in the election of directors is not permitted.

Voting of Proxies

       Shares of Common Stock represented by all properly executed proxies received prior to the Meeting will be voted in accordance with the choices specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares will be voted
(i) FOR the election as directors of the nominees named herein and
(ii) FOR the ratification of the appointment of the auditors named herein.

       The management of the Company and the Board of Directors know of no matters to be brought before the Meeting other than as set forth herein. However, if any other matter is properly presented to the stockholders for action, it is the intention of the proxy holders named in the enclosed proxy to vote at their discretion on all matters on which the shares represented by such proxy are entitled to vote.

Revocability of Proxy

       A stockholder who signs and returns a proxy in the accompanying form may revoke it at any time before the authority granted thereby is exercised. A proxy may be revoked (i) by delivering a written statement to the Secretary of the Company that the proxy is revoked, (ii) by presenting to the Company a later dated proxy at any time before the authority granted in the original proxy is exercised or (iii) by attending the Meeting and voting in person.

Annual Report

       The Company's 1995 Annual Report to Stockholders (including financial statements for the year ended December 31, 1995), which accompanies this Proxy Statement, contains financial and other information about the activities of the Company. A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1995, which was filed with the Securities and Exchange Commission on March 20, 1996, may be obtained by stockholders without charge by writing to the Secretary of the Company, at P.O. Box 250, Steubenville, Ohio 43952.

                            ELECTION OF DIRECTORS (Proposal No. 1)

       The Board of Directors currently consists of seven (7) members, all of whom were elected by the stockholders at the 1995 annual meeting of stockholders. Edward S. Babbitt, Jr., Joseph P. Berghold, James C. Chaplin IV, Richard R. Conte, Malcolm M. Prine, Ronald L. Temple and Hay Walker IV are the directors of the Company.

       Subsequent to the election of directors at the 1995 Annual Meeting held on May 22, 1995, Spencer B. Burke resigned as a director of the Company due to prohibitions of a new employer regarding third party directorships. The Board determined not to replace Mr. Burke on the Board of Directors and to maintain a seven member Board of Directors. Mr. Burke, who had been Chairman of the Audit and Compliance Committee, was replaced by Mr. Prine as Chairman of such Committee, and Mr. Berghold was added as a Committee member to fill the vacancy. Mr. Burke had also been a member of the Compensation Committee. The Board determined to allow the Compensation Committee to continue with three members, i.e., Messrs. Babbitt, Chaplin and Walker.

       Except in the case of vacancies, directors of the Company are elected by the stockholders to hold office until the election and qualification of their successors at the next annual meeting of stockholders or until their earlier resignation, death, disqualification or removal from office. The By-laws of the Company require that, except in the case of a vacancy, a majority of the members of the Board of Directors and each committee thereof must not be employed by, or otherwise affiliated with, the Company or any person or entity responsible for directing and performing the day-to-day business affairs of the Company (the "Unaffiliated Directors"). As of the date of this Proxy Statement, Messrs. Babbitt, Berghold, Chaplin, Prine, Temple and Walker are the Unaffiliated Directors.

       During 1995, three regular and one special meetings of the Board of Directors were held. The Company's Board of Directors voted to reduce by 50% compensation paid for annual directors' fees effective April 1993 and subsequently reduced compensation to $1 per annum effective April 1994. Such restrictions continue in place currently. As a result, the Company's directors were compensated on such basis during 1995.

       Unaffiliated Directors continue to be reimbursed for reasonable costs incurred in conjunction with attendance at all such meetings. During 1995, directors who were not Unaffiliated Directors were not separately compensated but were reimbursed for reasonable costs and expenses incurred in attending regular or special meetings of the Board of Directors or any committee thereof.

       The Board of Directors has standing Executive, Audit and Compliance, Special and Compensation Committees. The members of the Executive Committee are Messrs. Chaplin, Conte, Prine, Temple, and Walker. The Executive Committee acts on behalf of the entire Board of Directors between meetings of the Board of Directors. During 1995, the Executive Committee held two meetings.

       The members of the Audit and Compliance Committee are Messrs. Berghold, Prine and Walker. The Audit and Compliance Committee reviews and approves the scope of the annual audit undertaken by the Company's independent certified public accountants and meets with them to review and inquire as to audit functions and other financial matters and to review the year-end audited financial statements. In connection with the internal accounting controls of the Company, the Audit and Compliance Committee reviews internal audit procedures and reporting systems. During 1995, the Audit and Compliance Committee held one meeting.

       The members of the Compensation Committee consist of Messrs. Babbitt, Chaplin and Walker. The Compensation Committee is responsible for 1) establishing base salary levels for the executive officers of the Company, 2) formulating incentive programs that reward the Company's employees in relationship to the Company's current and future success, and 3) establishing employee benefit programs for all employees necessary to retain qualified personnel. The Compensation Committee held one meeting in 1995 and its members worked with the full Board of Directors and the Executive Committee to modify the Company's compensation policies to take account of the Company's performance and financial condition (see Report of the Compensation Committee and Board of Directors).

       On November 28, 1995, the Board established a Special Committee (i) to evaluate and negotiate with any third party in connection with any proposal for a strategic transaction involving the acquisition of or merger with a going concern and (ii) to make a recommendation to the full Board of Directors concerning any such transaction. The members of the Special Committee are Messrs. Conte and Prine.

       During 1995, each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he served.

       At the Meeting, seven (7) directors are to be elected by the stockholders for a one-year term expiring at the 1997 annual meeting of stockholders. Messrs. Babbitt, Berghold, Chaplin, Conte, Prine, Temple and Walker are the nominees of the Board of Directors for election as directors. The management of the Company and the Board of Directors are not aware of any reason that would cause any of the nominees to be unavailable to serve as a director should they be elected at the Meeting. If any of the nominees should become unavailable for election, discretionary authority may be exercised by the proxy holders named in the enclosed proxy to vote for a substitute nominee proposed by the Board of Directors.

       The Board of Directors recommends a vote FOR the election of Messrs. Babbitt, Berghold, Chaplin, Conte, Prine, Temple and Walker as directors.

       Certain information with respect to the nominees for election as directors and the executive officers of the Company, furnished in part by each such person, appears below.


                        DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

       The directors and executive officers of the Company are as follows:

                     Name                          Age               Position(s) Held


             Edward S. Babbitt, Jr.                 52           Director

             Joseph P. Berghold                     58           Director

             James C. Chaplin IV                    63           Director

             Richard R. Conte                       48           Chairman of the Board of
                                                                 Directors;
                                                                 Chief Executive Officer;
                                                                 Principal Financial Officer

             Myrna J. Lea                           36           Vice President;
                                                                 Secretary

             Malcolm M. Prine                       66           Director

                     Name                          Age               Position(s) Held

             Ronald L. Temple                       58           Director

             Hay Walker IV                          64           Director

       Edward S. Babbitt, Jr. has been a director of the Company since August 8, 1988. Since July 1970, he has been employed by Avatar Investors Associates Corporation, an investment advisory services firm, and currently serves as its President, Chief Investment Officer and a director. Mr. Babbitt is a director of Zweig Securities Advisory Services, Inc. He is a general partner of B.K. Partners and a director for The Zweig Fund, Inc., The Zweig Total Return Fund, Inc. and Zweig Advisors, Inc.

       Joseph P. Berghold has been a director since the Company's organization. From July 1988 to March 1992, he had been the Company's Chairman and President. He is currently Chief Executive Officer of International Home Products, Inc., an affiliate of Frontenac Co. From May 1993 to December 1994, Mr. Berghold was President of Home Fashions, Inc. and from May 1992 to March 1993, he was employed as a consultant. From 1983 to 1992, he had been Senior Vice President and Chief Financial Officer of Ryan Homes, Inc., a homebuilder. Mr. Berghold also served as Executive Vice President and Chief Financial Officer of NVR, L.P. ("NVR"), which is a publicly owned Virginia limited partnership engaged in the construction and sale of single-family residential housing, and Chief Executive Officer of NVR's Financial Services Group until April 1992.

       James C. Chaplin IV has been a director of the Company since August 8, 1988. Since April 1982, Mr. Chaplin has been Chairman of the Board of Directors and Treasurer of Chaplin-Mullaugh Incorporated, a Sewickley, Pennsylvania investment services firm. Mr. Chaplin currently serves as a member of various professional securities organizations and board member of various local government and civic organizations.

       Richard R. Conte has been a director of the Company since its organization and its Chairman, Chief Executive Officer and Principal Financial Officer since April 1, 1992. Prior to April 1992, Mr. Conte was employed by Westinghouse Financial Services, Inc., the financial services subsidiary of Westinghouse Electric Corporation, as Senior Vice President of Thrift & Mortgage Investments. In connection with this employment, he was made President and Chief Executive Officer of Lexington Homes, Inc., an Illinois based homebuilder, in January 1992, and President and Chairman of Westinghouse Savings Corporation, Westinghouse's savings bank holding company, in August 1990. From July 1988 to February 1, 1990, Mr. Conte served as a Vice President of the Company.

       Myrna J. Lea has been a Vice President of the Company since March 1989 and, since April 1992, an employee and the Secretary of the Company. Prior to April 1992, she had been employed by Ryan Securities, Inc., an indirect, wholly owned subsidiary of NVR, as a finance associate.

       Malcolm M. Prine has been a director of the Company since May 1992. Mr. Prine has been self-employed while acting as a consultant for the last nine years. He is currently a director of Equitable Resources, a natural gas utility company, and PA Capital Bank, a Pennsylvania commercial bank serving small businesses and individuals. He formerly was a director of H. H. Robertson (now known as Robertson-Ceco).

       Ronald L. Temple has been a director of the Company since its organization. He is currently retired, and, upon his retirement, he served as a consultant to the Company from July 1, 1994 to June 30, 1995. During such time period, Mr. Temple was paid consulting fees of $50,000 and was awarded options on 50,000 shares of the Company's Common Stock under the Company's Stock Option Plan on September 29, 1994 at an exercise price of $0.75 per share, exercisable until September 2004. From April 1, 1992 to June 30, 1994, he was the Company's President and Chief Operating Officer. Mr. Temple had been a Vice President of the Company from July 1988 to March 1992. Mr. Temple had served as President of Ryan Securities, Inc. from April 1984 to April 1992.

       Hay Walker IV has been a director of the Company since August 8, 1988. He is currently retired. From 1981 to 1992, Mr. Walker had been Executive Vice President of Dollar Bank. Mr. Walker is a director of Dollar Finance, Inc. He is also a member of the Pittsburgh Society of Financial Analysts and the Bond Club of
Pittsburgh.

       Each officer of the Company serves for a term of one year or until his successor has been elected and qualified. There are no family relationships among any of the directors and officers of the Company.

Other Business Relationships

       The Company and NVR Mortgage Management Partnership (the "Former Manager") had been parties to a Management Agreement, which provided that the Former Manager, through its managing partner, NVR Mortgage Management, Inc., would assist the Company in formulating investment strategies and in managing the Company's day-to-day affairs. The Management Agreement expired on March 31, 1992 and the Company became self-managed effective April 1, 1992.

       Certain of the Company's current investments are held by RYMAC Mortgage Investment I, Inc., a wholly owned, limited purpose finance subsidiary of the Company, which purchased such investments from Ryan Mortgage Acceptance Corporation IV ("RYMAC IV"), an affiliate of the Former Manager, pursuant to certain Purchase Agreements (each a "Purchase Agreement") all of which were approved by the Unaffiliated Directors. Pursuant to each Purchase
Agreement, the Company is obligated to make certain continuing payments to RYMAC IV for services rendered by RYMAC IV relating to the administration of CMOs. During 1995, the Company incurred obligations to RYMAC IV aggregating $14,000 for such administrative service.




                                   OWNERSHIP OF COMMON STOCK

       The table below sets forth, as of April 1, 1996, the number of shares of Common Stock beneficially owned by each director of the Company and the number of shares beneficially owned by all of the Company's directors and executive officers as a group. The information concerning the persons set forth below was furnished in part by each such person. To the Company's knowledge, no person beneficially owned, as of April 1, 1996, more than five percent of the outstanding shares of Common Stock.

                   Name of                 Amount and nature of                Percent of
              beneficial owner             beneficial ownership (1)               class


             Edward S. Babbitt, Jr.                       6,185                    *

             Joseph P. Berghold                         21,700(2)                  *

             James C. Chaplin IV                         1,045                     *

             Richard R. Conte                            6,200(3)                  *

             Malcolm M. Prine                           31,011(4)                  *

             Ronald L. Temple                           18,827(5)                 *

             Hay Walker IV                               3,100(6)                  *

             All directors, nominees
             and executive officers
             as a group (8 persons)                     89,118                    1.7%


* Less than 1% of the outstanding shares of Common Stock

       (1) Includes, where applicable, shares of Common Stock owned of record by such person's minor children and spouse and by other related individuals and entities over whose shares such person has custody, voting control or power of disposition.

       (2) Includes 1,000 shares of Common Stock in a custodial account beneficially owned by Mr. Berghold's son, Myles Berghold, as to which shares Mr. Berghold disclaims beneficial ownership and 2,500 shares owned by Mr. Berghold's wife, Kay Rose Binder Berghold.

       (3) Includes 4,000 shares of Common Stock in an irrevocable insurance trust account beneficially owned by Mr. Conte's son, Jerrod R. Conte, as to which shares Mr. Conte disclaims beneficial ownership.

       (4) Includes 1,011 shares of Common Stock beneficially owned by Mr. Prine's wife, Barbara Prine, as to which shares Mr. Prine disclaims beneficial ownership.

       (5) Includes 1,229 shares of Common Stock beneficially owned in a custodial account for Mr. Temple's son, David C. Temple, of which Mr. Temple's wife, Joan C. Temple, is the custodian and as to which shares Mr. Temple disclaims beneficial ownership, 23 shares owned directly by son, David C. Temple, and 625 shares owned directly by wife, Joan C. Temple.

       (6) Includes 100 shares of Common Stock beneficially owned by Mr. Walker's wife, Helen Walker, as to which shares Mr. Walker disclaims beneficial ownership.


                                    EXECUTIVE COMPENSATION

       The following Summary Compensation Table sets forth information with respect to the compensation on the Company's CEO for 1993, 1994 and 1995.

Summary Compensation Table

                                                           Securities
    Name and                Annual Compensation            Underlying           All Other
Principal Position          Year        Salary($)          Options(2)   Compensation(1)
__________________________________________________________________________________________

Richard R. Conte            1995       105,000           10,000 shares           3,150
(Chairman, CEO and          1994       108,500          150,000 shares           3,225
 Principal Financial        1993       133,750                                   4,013
 Officer)

(1) Numbers presented represent the Company's matching contribution under its SEP-IRA plan, a defined contribution plan intended to qualify under the Internal Revenue Code of 1986, as amended.

(2)    See Report of Compensation Committee and Board of Directors.

Option Grants In Last Fiscal Year

                                                                       Potential Realizable
                    Individual Grants                                      Value at
                                                                       Assumed Annual Rates
                                                                         of Stock Price
                                   Percent                              Appreciation For
                                     of                                 Option Term (1)
                                   Total
                                  Options
                                  Granted
                  No. of             to       Exercise
                Securities        Employees      or
                Underlying            in        Base     Expir-
                 Options            Fiscal      Price     ation
     Name       Granted (#)          Year      ($/Sh)     Date          5%        10%
___________________________________________________________________________________________

Richard R. Conte        10,000        50.0%      $1.50     05/22/05     $9,433    $23,906

(1)    Calculated as specified in Item 402(c)(2) of Regulation S-K.


1995 Option Exercises and Year-End Values

                                                Total Number of            Total Value
                                               Shares Underlying         of Unexercised
                     Number of                   Unexercised             In-the-Money
                      Shares                       Options                  Options
                Acquired On         Value          Held at                  Held At
     Name            Exercise     Realized     December 31, 1995       December 31, 1995(1)

                                               Exercis- Unexer-        Exercis-    Unexer-
                                               able       cisable      able        cisable
______________________________________________________________________________________________

Richard R. Conte          0       $    0       60,000     100,000      $18,750     $37,500

(1) Based on the closing price of the Common Stock of $1.125 on December 29, 1995.


Report of Compensation Committee and Board of Directors

       The Committee's membership includes individuals with extensive experience in a number of financial services industry sectors, i.e., banking, funds management, investment banking and brokerage services. Accordingly, the Committee is aware of relevant levels of compensation existent in the marketplace for executives with the educational background, experience and training necessary to the success of the Company. Using this experience, the Committee established, simultaneously with the commencement of self-management, base compensation levels for its executive officers, including the CEO. The Committee believes that the compensation programs for the Company's two officers are adequate to maintain the Company's current efforts to identify a value-building business combination or initiate alternative investment activities.

       In May of 1995, the Committee increased the base salaries of the Company's two officers by 10% effective July 1, 1995 in relation to such officers' successful efforts in substantially reducing operating expenses and to reward efforts expended during the Company's search for a business combination and alternative investment strategies. Additionally, under the Company's Stock Option Plan, the Committee awarded options on 20,000 shares on May 22, 1995 at an exercise price of $1.50 per share to the Company's officers.


Compensation Committee:                            Board of Directors:
James C. Chaplin IV, Chairman                      Richard R. Conte, Chairman
Edward S. Babbitt, Jr.                             Edward S. Babbitt, Jr.
Hay Walker IV                                      Joseph P. Berghold
                                                   James C. Chaplin, IV
                                                   Malcolm M. Prine
                                                   Ronald L. Temple
                                                   Hay Walker, IV






Performance Graph

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
                                 P e r i o d s   E n d i n g
                  Dec. 90       Dec. 91     Dec. 92       Dec. 93      Dec. 94       Dec. 95
_____________________________________________________________________________________________

RYMAC               100           177          101            26          21            24

TIS                 100           141           70            39          39            33

S&P 500             100           130          140           154         156           215

LB Index            100           119          128           150         140           183
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       Set forth above is a line graph comparing the cumulative total stockholder return on the Company's Common Stock, based on the market price of the Common Stock and assuming reinvestment of dividends, with the cumulative total return of the Lehman Brothers
Long Maturity Index which measures the total return on all U.S.
Treasuries of 10-year maturity or longer ("LB Index"), the Standard and Poor's 500 Stock Index ("S&P 500") and a peer company, TIS
Mortgage Investment Company ("TIS", New York Stock Exchange:  TIS),
involved in a business similar to that of the Company.  During
1995, TIS began an alternative investment activity involving the acquisition of assets not comparable to those of the Company.
However, TIS continued to hold a substantial portfolio of assets common to those of the Company.  As the new investment activity of
TIS continues, comparisons with the Company in future years will be inappropriate.  The graph assumes $100 invested as of December 1990 in a) the Common Stock of TIS, b) the LB Index, c) the S&P 500 and
d) the Company's shares.  In each case, the returns assume
reinvestment of all dividends.


                          RATIFICATION OF APPOINTMENT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS (Proposal No. 2)

       The Board of Directors has appointed the firm of Ernst & Young LLP, which was engaged as the Company's auditor for the period ended December 31, 1995, to audit the financial statements of the Company for the year ending December 31, 1996. A representative of Ernst & Young LLP is expected to be present at the Meeting and, if so, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

       In accordance with a resolution of the Board of Directors, the appointment of auditors is being presented to the stockholders for ratification at the Meeting. While ratification by stockholders of this appointment is not required by law or the Company's Articles of Incorporation or By-laws, management believes that such ratification is desirable. In the event this appointment is not ratified by a majority vote of stockholders, the Board of Directors will consider that fact when it appoints independent certified public accountants for the next fiscal year.

       The Board of Directors recommends a vote FOR the proposal to ratify the appointment of Ernst & Young LLP.

                                         OTHER MATTERS

       The management of the Company and the Board of Directors know of no matters to be brought before the Meeting other than as set forth above. However, if any other matters are properly presented to the stockholders for action, it is the intention of the proxyholder named in the enclosed proxy to vote at his discretion on all matters on which the shares represented by such proxy are entitled to vote.

                                     STOCKHOLDER PROPOSALS

       Any proposal which a stockholder may desire to present to the 1997 Annual Meeting of Stockholders must be received in writing by the Secretary of the Company prior to December 6, 1996.

                                           BY ORDER OF THE BOARD OF DIRECTORS





                                           Richard R. Conte
                                           Chairman of the Board
                                           and Chief Executive Officer

Dated:  April 18, 1996
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
                              This Proxy is Solicited by the Board of Directors
                                  of RYMAC Mortgage Investment Corporation


                           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - MAY 29, 1996

     The undersigned hereby appoints Richard R. Conte as proxy for the undersigned, with full power of substitution, to attend the Annual Meeting of Stockholders of RYMAC Mortgage Investment Corporation to be held at the Airport Holiday Inn, 1406 Beers School Road, Coraopolis, Pennsylvania 15108 on May 29, 1996, at 10:00 a.m. Eastern Daylight Time, and any adjournments or postponements thereof, and to vote, as designated below, all the shares of Common Stock of RYMAC Mortgage Investment Corporation held of record by the undersigned at the close of business on April 17, 1996, with all the powers the undersigned would possess if he or she were personally present at the Meeting. In his discretion, the proxy is hereby authorized to vote upon such other business as properly may come before the Meeting and any adjournments or postponements thereof.

       Please specify your choice by clearly marking the appropriate box. Unless otherwise specified, this proxy will be voted FOR Proposals 1 and 2.

       The Board of Directors recommends a vote FOR Proposal 1.

1.     Election of Directors:

       [ ] For Nominees:     Edward S. Babbitt, Jr.              [ ] Withhold Authority to
                             Joseph P. Berghold                vote for all Nominees
                             James C. Chaplin IV
                             Richard R. Conte
                             Malcolm M. Prine
                             Ronald L. Temple
                             Hay Walker IV

       [ ] For the Nominees, except as indicated:

       __________________________________________




       The Board of Directors recommends a vote FOR Proposal 2.

2.     Ratification of Appointment of Independent Certified Public Accountants, Ernst &
       Young LLP

       [ ] FOR Ratification

       [ ] AGAINST Ratification

       [ ] ABSTAIN



                                       (Please sign on the other side)
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
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
(REVERSE SIDE OF CARD)



THIS PROXY MUST BE SIGNED EXACTLY AS NAME(S) APPEARS HEREON.  IF SHARES ARE HELD JOINTLY,
EACH STOCKHOLDER NAMED SHOULD SIGN.

PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS ON THE LEFT AND RETURN IN THE ENCLOSED
ENVELOPE PROMPTLY.  IF ACTING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., YOU
SHOULD SO INDICATE WHEN SIGNING.  IF THE SIGNER IS A CORPORATION, PLEASE SIGN THE FULL
CORPORATE NAME, BY DULY AUTHORIZED OFFICER.

                                           Dated:     ____________________

                                           Signature: ____________________

                                           Signature: ____________________

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